                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  DECEMBER 29, 2005
                                                      --------------------------

                          WIRELESS TELECOM GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

         1-11916                                          22-2582295
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 (Commission File Number)                      (IRS Employer Identification No.)

            25 EASTMANS ROAD
         PARSIPPANY, NEW JERSEY                                    07054
(Address of Principal Executive Offices)                         (Zip Code)

                                 (973-386-9696)
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| |  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

| |  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

| |  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2005, Wireless Telecom Group, Inc. (the "Company") announced that its board of directors approved accelerating the vesting of all unvested stock options granted by the Company. The board of directors of the Company believes that it is in the best interest of shareholders as it will reduce the
Company's reported compensation expense in future periods.

As a result of the vesting acceleration, options to purchase 249,000 shares of the Company's common stock became exercisable immediately, including 96,000 held by executive officers, 34,000 held by non-employee directors and 119,000 held by other employees. Based upon the closing stock price on the American Stock
Exchange on December 28, 2005 of $2.60, 31% of the accelerated options do not have economic value currently.

As a result of the vesting acceleration, the Company is not expected to be required to recognize anticipated stock option expense of approximately $125,000 in 2006 and $125,000 in 2007. The Company will report the impact of the acceleration as a fourth quarter event and in its 2005 financial statements by way of pro forma footnote disclosure, as permitted under the transition guidance provided by the Financial Accounting Standards Board.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit No.   Description
      -----------   -----------

      99.1          Press Release of Wireless Telecom Group, Inc., dated December 29, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WIRELESS TELECOM GROUP, INC.

Date:  December 29, 2005                  By: /s/ Paul Genova
                                          ---------------------------------
                                          Paul Genova
                                          President and Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit No.   Description
      -----------   -----------

      99.1          Press Release of Wireless Telecom Group, Inc., dated December 29, 2005.

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